Rule 497(e)
                                                          File Nos. 333-70963
                                                                and 811-09201


                          Key Business VUL - Prospectus

           A Flexible Premium Variable Universal Life Insurance Policy
             offered by Great-West Life & Annuity Insurance Company
                in connection with its COLI VUL-2 Series Account

                     Supplement dated August 29, 2003 to the
                             May 1, 2003 Prospectus

Please note the following changes to your Prospectus.

Effective August 29, 2003, the Division investing in the Maxim INVESCO Balanced Portfolio is closed to new contributions and transfers in. As a result, the following paragraph is added to the section "The Investment Options" on page 20 of the Prospectus.

"The Division of Great-West's COLI VUL-2 Series Account that invests in the Maxim INVESCO Balanced Portfolio is closed to new contributions and transfers in effective August 29, 2003."

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2003.


                Please keep this Supplement for future reference.